NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Growth Fund

Supplement dated June 14, 2012
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

NVIT Multi-Manager Mid Cap Growth Fund

1.  At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 13, 2012, the Board approved the termination of American Century Investment Management, Inc. (“American Century”) as a subadviser to the NVIT Multi-Manager Mid Cap Growth Fund (the “Mid Cap Growth Fund”).  This change is anticipated to take effect on or about June 20, 2012 (the “Effective Date”).  Neuberger Berman Management LLC and Wells Capital Management, Inc. will continue to serve as subadvisers to the Mid Cap Growth Fund.

2.  On the Effective Date, all references to, and information regarding, American Century in the Summary Prospectus, are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.